UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	September 05, 2014

Cameron International Corporation
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ___________________ (State or other jurisdiction of incorporation)	1-13884 _________________ (Commission File Number)	76-0451843 ___________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ________________________________________	77027 _______________
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(713) 513-3300

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 5, 2014, the Board of Directors of Cameron International Corporation ("Cameron") elected R. Scott Rowe, 43, as President and Chief Operating Officer.  On September 11, 2014, Cameron issued a press release announcing that Mr. Rowe will assume the newly created position effective October 1, 2014.  Mr. Rowe has served as the Chief Executive Officer of OneSubsea, Cameron's joint venture with Schlumberger Limited ("Schlumberger"), since 2014. From 2012 to 2013 Mr. Rowe served as President of Cameron's Subsea Systems division and from 2010 to 2012 as President of Engineered and Process Valves business in Cameron's Valves and Measurement segment. Jack B. Moore will remain Cameron's Chairman and Chief Executive Officer. Mr. Rowe will be succeeded in his role as CEO of OneSubsea by Mike Garding, Schlumberger's President of Completions.

Mr. Rowe will receive an annual base salary of $600,000 and be eligible for a target annual incentive compensation under Cameron's Management Incentive Compensation Plan of 85% of his salary with the actual payment based on Cameron's performance against annual goals established by the Compensation Committee.  In addition, Mr. Rowe will be granted long-term incentive awards with a value of $2,200,000 for the 2015 annual grant cycle in the form of incentive and non-qualified stock options, performance restricted stock units, and restricted stock units.  The terms of these grants other than the exercise price of the stock options, which will be equal to the fair market value of Cameron's common stock on the date of grant, are described in Cameron's proxy statement for its 2014 annual meeting of stockholders dated March 31, 2014. Mr. Rowe will be eligible to participate in all other compensation and benefit plans available to Cameron executives.  These compensation and benefit plans are described in the proxy statement referenced above.  Cameron previously entered into a Change-in-Control agreement with Mr. Rowe with a multiplier of two in substantially the same form filed as Exhibit 10.11 to the 2013 Form 10-K.

Additionally, effective January 2015, James E. Wright will retire as President of Cameron's Valves and Measurement Group.  He will be succeeded in this role by Douglas E. Meikle, 52.  Mr. Meikle has served as Vice President, Operational Excellence on Cameron's executive leadership team since 2013.  Prior to that time Mr. Meikle served as Chief Executive Officer of Stork Technical Services and Regional Vice President for Europe & Eurasia for Halliburton.

A copy of the press release announcing the management changes is filed as Exhibit 99.1 hereto and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Cameron International Corporation dated September 11, 2014 – Cameron Elects President and Chief Operating Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION
/s/ Grace B. Holmes
Grace B. Holmes
Vice President, Corporate Secretary and Chief Governance Officer

Date:            September 11, 2014